UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2023

ESSA Bancorp, Inc.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-33384	20-8023072
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 Palmer Street, Stroudsburg, Pennsylvania		18360
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (570) 421-0531

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ESSA	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 9, 2023, the Annual Meeting of Stockholder of ESSA Bancorp, Inc. (the “Company”) was held at 10:00 a.m., Eastern Time (the “Annual Meeting”). The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies. The proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on January 25, 2023 (the “Proxy Statement”).

The matters considered and voted on by the stockholders at the Annual Meeting and the votes of the stockholders were as follows:

Proposal 1 – Election of Four Directors

The stockholders elected the following directors who were nominated to serve for a term of three years.

	For	Withheld	Broker non-votes

Daniel J. Henning	6,846,444	406,904	1,674,082

Elizabeth B. Weekes	6,746,410	506,938	1,674,082

Tina Q. Richardson	6,290,371	962,977	1,674,082

Proposal 2 –Ratification of the Appointment of Independent Registered Public Accountants

The stockholders approved the ratification of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023.

For	Against	Abstain

8,770,905	87,928	68,597

Proposal 3 – Advisory Vote on Executive Compensation

The stockholders approved, on a non-binding, advisory basis, the resolution regarding the executive compensation described in the Proxy Statement as follows:

For	Against	Abstain	Broker non-votes

6,643,937	531,871	77,540	1,674,082

Proposal 4 – Advisory Vote on Frequency of Future “Say-on-Pay” Advisory Votes

The stockholders voted, on a non-binding, advisory basis, on the frequency that stockholders will vote on the Company’s executive compensation as follows:

1 Year	2 Years	3 Years	Abstain	Broker non-votes

6,285,404	166,103	548,418	253,423	1,674,082

In light of the voting results concerning the frequency with which stockholders will vote on the Company’s executive compensation, the Company’s Board of Directors intends that the Company will hold an annual advisory, non-binding vote on its executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ESSA BANCORP, INC.
DATE: March 9, 2023	By:	/s/ Gary S. Olson
Gary S. Olson, President and
Chief Executive Officer